U.S. SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549

                                 Form 8-K

                              CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 20, 1995


                   California Micro Devices Corporation
          (Exact name of registrant as specified in its charter)



        California                  33-399-77              94-2672609
(State or other jurisdiction       (Commission            (IRS Employer
     of Incorporation)              File Number)          Identification No.)



          215 Topaz Street, Milpitas, CA             95035-5430
    (Address of principal executive offices)         (Zip Code)



    Registrant's telephone number, including area code:   (408)263-3214



                             Not Applicable
      (Former name or former address, if changed since last report)

Item 5.	Other Events

  	On November 20, 1995, California Micro Devices Corporation (the "Company") announced the appointment of John Jorgensen as Vice President, Engineering.
Mr. Jorgensen was appointed an officer of the Company in October 1995.



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
                              SIGNATURES

   	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 22, 1995
                                  CALIFORNIA MICRO DEVICES CORPORATION



                                   By:  /s/ John Trewin
                                   John Trewin
                                   Vice President, and Chief Financial Officer



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
CALIFORNIA MICRO DEVICES CORP.


                                   Company Contact:     Jeffrey C. Kalb
                                                        President and CEO
                                                        (408) 263-3214

                                   Agency Contact:      Ira Weingarten
                                                        Equity Communications
                                                        (805) 897-1880

                                  For Release:          8:00 a.m. Eastern
                                                        Standard Time


     Milpitas, CA, November 20, 1995 -- California Micro Devices Corporation, (NASDAQ NMS: CAMD) headquartered here, today announced the appointment of John Jorgensen as Vice President, Engineering.

Mr. Jorgensen has spent most of his professional career at National Semiconductor. Recruited as a design engineer in 1972, Jorgensen rose quickly, leading increasingly large teams of engineers to develop scores of highly successful semiconductor and other component products. Beginning in 1989, his responsibilities were broadened to include all phases of project management as well as P&L responsibility for "start-up" business units.  Since May
1995, he has served as Director of Corporate Business Development at National Semiconductor.

For Jorgensen, CMD represents a "once-in-a-career-opportunity" to mold a product development organization that reflects his experience and philosophy. Jorgensen said that he, CMD President and CEO Jeff Kalb, and CMD Vice President of Operations Ari Schifrin, "share a vision of product development and a commitment to continuous innovation" that comes from experiences they gained as young National Semi managers in the 1970's. Jorgensen wants to recreate this kind of "hothouse" atmosphere at CMD and is optimistic, although he thinks it will take time to achieve a new level of excellence, and acquire the broad range of expertise required to fully execute the strategy.

According to Jeff Kalb, "We think John Jorgensen is uniquely qualified to assemble the expertise for CMD to build upon its strength in silicon-based thin film passives and to create succeeding generations of innovative products that address significant new market opportunities."

California Micro Devices is a designer, manufacturer and marketer of integrated passive electronic components, which it calls IPEC(tm) CMD's silicon-based, thin film products are smaller, faster and integrate well into the major electronic industry trends toward smaller, portable equipment, higher frequencies and greater functionality.

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215 TOPAZ STREET, MILPITAS, CA 95035-5430 PHONE (408)263-3214 FAX (408)263-7846

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